EXECUTION VERSION CONFIDENTIAL 4875-8201-6788 v.1 1007736119v5 AT&T Inc. 208 S. Akard Street Dallas, TX 75202 April 8, 2022 Discovery, Inc. 230 Park Avenue South New York, NY 10003 Attention: Bruce Campbell With copy to: Debevoise & Plimpton LLP 919 Third Avenue New York, NY 10022 Attention: Jeffrey J. Rosen Jonathan E. Levitsky Sue Meng Ladies and Gentlemen: Reference is made herein to the Tax Matters Agreement TMA May Remainco a Delaware corporation, on behalf of itself and the members of the Remainco Group (as defined in the TMA), Magallanes, Inc. Spinco RMT Partner a Delaware corporation, on behalf of itself and the members of the RMT Group (as defined in the TMA), including the Tax Receivable Annex set TRA in this letter agreement shall have the meanings as set forth in the TMA or the TRA, as the case may be. In accordance with the steps plan set forth on Annex A for effectuating the Internal Internal Restructuring Steps ribed forth in Step [A12] of the Internal Restructuring Steps to give rise to an increase in Tax basis for U.S. federal, state or local income Tax purposes with respect to the WM Columbus Holdings NQPS (as defined in the Internal Restructuring Steps) (such NQPS Basis Step-Up This letter agreement sets forth the agreement of Remainco, Spinco and RMT Partner that the TRA shall apply as follows: 1. If the amount of Covered Attributes other than the NQPS Basis Step- Other Covered Attributes include both the NQPS Basis Step-Up and the Other Covered Attributes;

-2- 4875-8201-6788 v.1 2. If the amount of Other Covered Attributes does not exceed the Threshold Amount, but the amount of the NQPS Basis Step-Up exceeds the Threshold Amount, (i) Covered Attributes shall include solely the NQPS Basis Step-Up and (ii) RMT Partner shall not be required to obtain or provide Remainco with an RMT Partner Certification for any taxable period unless and until the RMT Group realizes an Income Tax Benefit with respect to the NQPS Basis Step-Up; and 3. If the amount of Other Covered Attributes does not exceed the Threshold Amount and the amount of the NQPS Basis Step-Up does not exceed the Threshold Amount, Covered Attributes shall be deemed to be zero. Except as specifically provided in this letter agreement, the TMA (including the TRA) shall remain in full force and effect. This letter agreement is limited precisely as drafted and shall not constitute a modification, acceptance or waiver of any other provision of the TMA. Sections 14.03 (Modification or Amendment; Waiver), 14.04 (Counterparts), 14.05 (Governing Law and Venue; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury), 14.06 (Specific Performance), 14.13 (Severability) and 14.15 (Interpretation and Construction) of the TMA are hereby incorporated herein by reference, mutatis mutandis. [Signature Page Follows]

[Signature Page to Letter Agreement regarding the Tax Receivable Annex] Sincerely, AT&T INC. By:___________________________ Name: Stephen McGaw Title: Senior Vice President Corporate Strategy and Development

[Signature Page to Letter Agreement regarding the Tax Receivable Annex] MAGALLANES, INC. By:___________________________ Name: Stephen A. McGaw Title: President

[Signature Page to Letter Agreement regarding the Tax Receivable Annex] Acknowledged and agreed: DISCOVERY, INC. By:_____________________________ Name: Bruce Campbell Title: Chief Development, Distribution & Legal Officer

4875-8201-6788 v.1 Annex A Internal Restructuring Steps [See attached.]

FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA AT&T Inc. Project Columbus Internal Separation Transactions March 22, 2022 | Draft For Discussion Purposes Only Privileged and Confidential

Overview

As part of AT&T Inc.'s ("**AT&T**") spin-off and combination of its WarnerMedia business with Discovery, AT&T must package its WarnerMedia business assets under a common holding company, Magallanes, Inc. ("**SpinCo**"). Currently, the vast majority of the WarnerMedia business is held directly and indirectly by Warner Media, LLC ("**WM LLC**"), a domestic limited liability company classified as a corporation for US federal income tax purposes that is wholly owned by AT&T. However, there are certain WarnerMedia business assets held outside the WM LLC chain of ownership. Further, there are certain non-WarnerMedia business assets ("**Retained Assets**") held within the WarnerMedia ownership structure which must be extracted prior to the public spin-off.

This step plan ("**Step Plan**") contains the steps for realigning these WarnerMedia business assets and Retained Assets to facilitate the public spin-off and combination. This Step Plan was developed with a view towards achieving this realignment in a tax-efficient manner, while balancing a number of competing priorities. In addition, while we believe the transactions depicted herein are feasible, we are still undertaking tax and non-tax due diligence on the Step Plan.[1]

While we look forward to discussing the specifics of the Step Plan with you in more detail, we've provided a short overview of the key aspects of the Step Plan to facilitate your review.

Organization and Summary of Step Plan

This Step Plan is organized into five sections, summarized as follows:

- **Section A –** Approximately 74% of the total ownership interest in WM Max, LLC ("**WM Max**"), a domestic limited liability company classified as a partnership for US federal income tax purposes that conducts the HBO Max business, is held outside the WM LLC ownership chain. Section A contains the steps for consolidating this ownership under WM LLC. Certain of these steps have already been executed.
- **Section B –** Currently, within the WM LLC ownership structure there are certain investments in Qualified Opportunity Funds ("**QOFs**"), which have made qualified investments in Opportunity Zones under Section 1400Z-2(a)) that are Retained Assets. Section B contains the steps for extracting the QOF ownership interests from the WM LLC ownership structure.
- **Section C –** Approximately 99.3% of the ownership interest in Warner Media Content Holdings LP ("**WMCH**"), a domestic limited partnership classified as a corporation for US federal income tax purposes that owns both WarnerMedia business assets (Regional Sports Networks and Otter Media business) and Retained Assets, is held outside the WM LLC ownership chain. Section C contains the steps for both extracting the Retained Assets from WMCH and consolidating the ownership of WMCH under WM LLC.
- **Section D –** Currently, there are certain aircraft that are part of the WarnerMedia business that are held outside the WM LLC ownership chain. Section D contains the steps for transferring the aircrafts to WM LLC, which have already been executed.
- **Section E –** Certain internal distributions to reduce or eliminate intercompany accounts among historic WarnerMedia entities.

Ordering and Timing

The steps in each section are intended to be implemented in the order as described. However, because there is limited interaction between the steps in each section, the sections do not need to be implemented in any particular order. Except as otherwise described herein, the majority of the steps will be executed close in time to the public spin-off.

Expected Representations from Discovery

A number of the transactions included in this Step Plan are intended to qualify as tax-free under various subchapter C provisions. In some cases, qualification under these provisions depends, in part, on whether or not certain actions are planned to be taken or not taken in the future. Accordingly, we will be requesting from Discovery customary representations associated with certain steps of this Step Plan.

We look forward to collaboratively working through this process with you.

1. Any reference to the characterization of particular transaction herein refers only to its currently intended US federal income tax treatment and does not represent a final determination or conclusion with respect to such treatment. With respect to state and local taxes, we do not expect material adverse consequences.

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Page 3 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Legend A corporation for US federal income tax purposes A partnership for US federal income tax purposes An entity that is disregarded for US federal income tax purposes A partnership for US federal income tax purposes and a corporation for foreign tax purposes A branch, rep office, asset, individual or trust Dashed arrows indicate cash contributions, distributions, loans, and interest flows, as appropriate, and bold arrows indicate non-cash asset transfers. Arrow direction indicates flow (i.e., creditor debtor) Newly formed LLCs, corporations, or partnerships Indirect ownership

Simplified Beginning Structure

Relevant Entities Only

Legend

- Entity to Remain with AT&T
- Entity to be Separated with WM Business



Shareholders
AT&T Inc.
AT&T Management Services LLC
AT&T Corp.
Bellsouth Mobile Data, Inc.
AT&T Datacomm Holdings, Inc.
WM Max Holdings, LLC
Warner Media, LLC
AT&T MVPD Group Holdings, LLC
82.8%
17.2%
SBC Aviation Holdings, Inc.
AT&T of Puerto Rico, Inc.
AT&T of the Virgin Islands, Inc.
AT&T Datacomm, LLC
Time Warner Global Media Group, Inc.
Historic TW Inc.
WarnerMedia Business Services LLC
AT&T Media Holdings Inc.
The AT&T MVPD Group, LLC
FALCON 900EX-304, LLC
FALCON 7X-75, LLC
AT&T Mobility II LLC
Cable News Network, Inc.
Warner Communications LLC
Turner Broadcasting System, Inc.
WM Interactive Media Holdings, Inc.
Warner Media Content Holdings I, LLC
WarnerMedia Services, LLC
AT&T Content Holdings I, LLC
AT&T Diversified MVPD Holdings LLC
New Cingular Wireless, PCS LLC
CNN Interactive Group, Inc.
Home Box Office, Inc.
AT&T MVPD Holdings LLC
25%
24%
25%
25%
1%
0.7%
42.1%
57.2%
WM Max LLC
Warner Media Content Holdings LP

This slide does not depict the ownership of the QOF interests. See Section B for a depiction of the relevant QOF organization charts.

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Page 5 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Section A: WM Max Restructuring

Page 6 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA WM Max Restructuring Background WM Max is approximately 74% owned by entities that are not within the WM LLC ownership chain. WM Max interests to be transferred directly or indirectly: Datacomm NCW WM Max Holdings

Page 7 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA WM Max Restructuring Simplified Beginning Structure AT&T Inc. (US) AT&T Datacomm, LLC (US) AT&T Datacomm Holdings, Inc. (US) AT&T Mobility II LLC (US) Bellsouth Mobile Data, Inc. (US) WM Max LLC (US) 25% 24% WM Max Holdings, LLC (US) Turner Broadcasting System, Inc. (US) 25% WM Interactive Media Holdings, Inc. (US) 1% Warner Media, LLC (US) Historic TW Inc. (US) New Cingular Wireless, PCS LLC (US) 25% Entity to Remain with AT&T Entity to be Separated with WM Business Legend

WM Max Restructuring



AT&T Inc.
(US)
Bellsouth Mobile
Data, Inc.
(US)
AT&T
Mobility
LLC (US)
3
AT&T
Mobility II
LLC (US)
2
WM Max
Holdings II, LLC
(US)
New Cingular
Wireless, PCS LLC
(US)
1
24%
WM Max
LLC (US)

Completed Transaction Steps

- **Pre-Step (Not Depicted):** On November 30, 2021, the partners of WM Max made proportionate capital contributions to WM Max, and thus no partner's ownership interest changed as a result of the capitalization.
- **Step A1:** On December 31, 2021, NCW distributed its 24% interest in WM Max to Mobility II LLC ("**Mobility II**") (the "**NCW Distribution**").
- **Step A2:** On December 31, 2021, Mobility II contributed the 24% interest in WM Max received in the NCW Distribution to WM Max Holdings II, LLC ("**WM Max Holdings II**"), a newly formed limited liability company that made an initial entity classification election to be treated as a corporation for US federal tax purposes (the "**First WM Max Holdings II Contribution**").
- **Step A3:** On January 1, 2022, Mobility II distributed 100% of the outstanding stock of WM Max Holdings II to Bellsouth Mobile Data, Inc. ("**BSMD**") in partial redemption of BSMD's 5.3% equity interest in Mobility II (the "**Mobility II Distribution**").

US Federal Income Tax Considerations

- The NCW Distribution is intended to be disregarded for US federal income tax purposes.
- The First WM Max Holdings II Contribution is intended to qualify as a Section 351 exchange.
- The Mobility II Distribution is intended to be a distribution pursuant to Section 731(a).

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WM Max Restructuring



AT&T Inc.
(US)
AT&T Datacomm
Holdings, Inc.
(US)
AT&T Datacomm,
LLC
(US)
4
25%
WM Max
LLC (US)

Transaction Steps

- **Step A4:** Datacomm elects to be disregarded as an entity separate from AT&T Datacomm Holdings, Inc. ("**Datacomm Holdings**") for US federal income tax purposes (the "**Datacomm CTB Election**").

US Federal Income Tax Considerations

- The Datacomm CTB Election is intended to qualify as either a Section 332 liquidation of Datacomm into Datacomm Holdings or a Section 368(a) reorganization of Datacomm into BSMD (see Step A6, below).

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WM Max Restructuring



5
AT&T Inc.
(US)
Bellsouth Mobile
Data, Inc.
(US)
AT&T Datacomm
Holdings, Inc.
(US)
WM Max
Holdings II, LLC
(US)
AT&T Datacomm,
LLC
(US)
24%
25%
WM Max
LLC (US)

Transaction Steps

- **Step A5:** AT&T contributes 100% of the outstanding stock of Datacomm Holdings to BSMD (the "**BSMD Contribution**").

US Federal Income Tax Considerations

- See Step A6, below.

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WM Max Restructuring



AT&T Inc.
(US)
Bellsouth Mobile Data, Inc.
(US)
AT&T Datacomm Holdings, LLC
(US)
AT&T Datacomm, LLC
(US)
WM Max Holdings II, LLC
(US)
WM Max LLC (US)
24%
25%
6
7
8
9

Transaction Steps

- **Step A6:** Datacomm Holdings converts to a limited liability company under applicable state conversion statutes (together with the BSMD Contribution, the "**Datacomm Holdings Reorganization**").
- **Step A7:** Datacomm distributes its 25% interest in WM Max to Datacomm Holdings (the "**Datacomm Distribution**").
- **Step A8:** Datacomm Holdings distributes the 25% interest in WM Max received from Datacomm in the Datacomm Distribution to BSMD (the "**Datacomm Holdings Distribution**").
- **Step A9:** BSMD contributes the 25% interest in WM Max received in the Datacomm Holdings Distribution to WM Max Holdings II (the "**Second WM Max Holdings II Contribution**"). *Prior to this step, the existing partners in WM Max will make another proportionate capital contribution to WM Max (not depicted), and thus no partner's ownership interest will change as a result of the capitalization.*

US Federal Income Tax Considerations

- The Datacomm Holdings Reorganization is intended to qualify as a Section 368(a)(1)(D) reorganization of Datacomm Holdings into BSMD.
- The Datacomm Holdings Reorganization, together with the Second WM Max Holdings II Contribution, may result in the Datacomm CTB Election being treated as a Section 368(a) reorganization of Datacomm into BSMD.
- The Datacomm Distribution and Datacomm Holdings Distribution are intended to be disregarded for US federal income tax purposes.
- The Second WM Max Holdings II Contribution is intended to qualify as a Section 351 exchange.

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WM Max Restructuring



AT&T Inc.
(US)
Bellsouth Mobile Data, Inc.
(US)
Warner Media, LLC
(US)
WM Max Holdings II, LLC
(US)
NQPS + Common
≥ 80% Voting Power
Historic TW Inc.
(US)
49%
11
WM Max LLC (US)
Warner Communications LLC (US)
10
WM Columbus Holdings, Inc.
(US)
Home Box Office Inc.
(US)

Transaction Steps

- **Step A10:** Warner Communications LLC forms WM Columbus Holdings, Inc. ("**WM Columbus Holdings**"), a domestic corporation, and contributes 100% of the outstanding stock of Home Box Office Inc. ("**HBO**") to WM Columbus Holdings in exchange for a class of WM Columbus Holdings common stock ("**WM Columbus Holdings Low-Vote Common Stock**") (the "**First WM Columbus Holdings Contribution**").

- **Step A11:** BSMD contributes 100% of the outstanding stock of WM Max Holdings II to WM Columbus Holdings in exchange for (1) voting preferred stock that is nonqualified preferred stock as defined in Section 351(g) ("**WM Columbus Holdings NQPS**") and (2) a separate class of WM Columbus Holdings common stock ("**WM Columbus Holdings High-Vote Common Stock**"). The WM Columbus Holdings NQPS and WM Columbus Holdings High-Vote Common Stock, in the aggregate, possess at least 80% of the total combined voting power of all classes of WM Columbus Holdings stock entitled to vote (the "**Second WM Columbus Holdings Contribution**").

US Federal Income Tax Considerations

- The First WM Columbus Holdings Contribution is intended to qualify as a Section 351 exchange.

- See Step A12 for the intended US federal income tax characterization of the Second WM Columbus Holdings Contribution.

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Page 13 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA WM Max Restructuring Warner Media, LLC (US) Historic TW Inc. (US) 12 Bellsouth Mobile Data, Inc. (US) AT&T Inc. (US) Home Box Office Inc. (US) WM Columbus Holdings, Inc. (US) 49% WM Max LLC (US) WM Max Holdings II, LLC (US) WM Max Holdings, LLC (US) 25% Warner Communications LLC (US) NQPS + High-Vote Common 80% Voting Power Transaction Steps Step A12: BSMD distributes the WM Columbus Holdings NQPS and WM Columbus Holdings High-Vote Common Stock to AT&T (together BSMD Spin-Off US Federal Income Tax Considerations The BSMD Spin-Off is intended to qualify as a reorganization described in Sections 368(a)(1)(D) and 355. Low-Vote Common 20% Voting Power

Page 14 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA WM Max Restructuring Simplified Ending Structure AT&T Inc. (US) WM Max LLC (US) 25% Turner Broadcasting System, Inc. (US) 25% 49% WM Interactive Media Holdings, Inc. (US) 1% Warner Media, LLC (US) Historic TW Inc. (US) WM Columbus Holdings, Inc. (US) WM Max Holdings II, LLC (US) WM Max Holdings, LLC (US) Warner Communications LLC (US) Home Box Office Inc. (US) Entity to Remain with AT&T Entity to be Separated with WM Business Legend NQPS + High-Vote Common Low-Vote Common 20% Voting Power

Page 15 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Section B: QOF Restructuring

QOF Restructuring

Background

- Various WarnerMedia subsidiaries have qualified investments in QOFs under Section 1400Z-2(a) that must be separated.
- The qualified investments of the WarnerMedia subsidiaries are in the following entities:
  - AT&T Investment Fund IV, LLC ("**QOF IV**")
  - AT&T Investment Fund V, LLC ("**QOF V**")
  - AT&T Investment Fund VI, LLC ("**QOF VI**")
- WM Interactive Media Holdings, Inc.'s ("**WMI**") qualified investment in QOF IV is to be transferred in a transaction that does not result in a triggering event under Reg. §1.1400Z2(b)-1(c).

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Page 17 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA QOF IV Restructuring

Page 18 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA QOF IV Restructuring Simplified Beginning Structure AT&T Inc. (US) Historic TW Inc. (US) Warner Media, LLC (US) 44.29% WM Interactive Media Holdings Inc. (US) 55.71% AT&T Investment Fund IV, LLC (US) AT&T of Puerto Rico, Inc. (US) AT&T of the Virgin Islands, Inc. (US) AT&T Corp. (US) Time Warner Global Media Group Inc. (US) Entity to Remain with AT&T Entity to be Separated with WM Business Legend

QOF IV Restructuring

Arrow direction indicates flow
(i.e., creditor- - -►debtor)



AT&T Inc.
(US)
Revolving Credit Notes
Warner Media, LLC
(US)
Historic TW Inc.
(US)
WM Creditors

WM Creditors
Time Warner International Finance Limited (UK)
Time Warner Media Holdings BV (NL)
TW/TT Holdings Limited (UK)
Warner Media Digital Holdings, Inc. (fka AT&T Media Holdings Inc.)
Warner Media Content Holdings, L.P.
WM Interactive Media Holdings, Inc.
Warner Media Content Holdings II, LLC
AT&T SportsNet Pittsburgh LLC
AT&T SportsNet LLC
AT&T SportsNet Rocky Mountain LLC
TW AOL Holdings LLC
TWI Visible World Holdings, Inc.

Transaction Steps

- **Pre-Step 1:** Each of the entities listed below (the "**WM Creditors**") demands payment and collects payment in full on its revolving credit note with AT&T Inc. (the "**Revolving Credit Notes**").
- **Pre-Step 2:** Each of the WM Creditors loans the cash received from AT&T in full repayment of the Revolving Credit Notes to Historic TW Inc. ("**Historic TW**") in exchange for an intercompany obligation. The foreign WM Creditors listed above will loan cash in exchange for a promissory note owing from Historic TW, while the domestic WM Creditors will loan the cash in a manner consistent with the standard internal treasury lending process.
- **Pre-Step 3:** Historic TW loans the cash received from the WM Creditors in Pre-Step 2 to AT&T in exchange for a promissory note owing from AT&T (the "**AT&T Promissory Note**") (together with Pre-Steps 1 and 2, the "**Intercompany Clean-Up**").

US Federal Income Tax Considerations

- The Intercompany Clean-Up is not expected to result in any adverse US federal income tax consequences.

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Page 20 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA QOF IV Restructuring Transaction Steps Pre-Step 4 (Not Depicted): WM LLC and AT&T agree to offset their gross intercompany balances between one another pursuant to existing intercompany agreements. Pre-Step 5: WM LLC distributes to AT&T or cancels for no consideration the net intercompany WM LLC Receivable WM LLC Receivable Elimination This step may occur immediately before the external separation, which includes the transfer of WM LLC to SpinCo. US Federal Income Tax Considerations The WM Receivable Elimination is intended to be treated as a taxable distribution of the WM LLC Receivable for US federal income tax purposes. Provided the WM LLC has a basis in the WM LLC Receivable equal to its face amount and fair market value, the WM LLC Receivable Elimination is not expected to result in any adverse US federal income tax consequences. Arrow direction indicates flow (i.e., creditor debtor) AT&T Inc. (US) Warner Media, LLC (US) WM LLC Receivable

Page 21 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA QOF IV Restructuring AT&T Inc. (US) Transaction Steps Step B1: Historic TW forms AT&T Columbus AT&T Columbus Holdings domestic corporation, and contributes 100% of the outstanding stock of WMI to AT&T Columbus WMI Stock Transfer US Federal Income Tax Considerations See Step B2, below. Warner Media, LLC (US) Historic TW Inc. (US) WM Interactive Media Holdings Inc. (US) 55.71% AT&T Investment Fund IV, LLC (US) AT&T Columbus Holdings, Inc. (US) 1 WM Max, LLC (US) 1% Time Warner Global Media Group Inc. (US)

Page 22 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA QOF IV Restructuring Transaction Steps Step B2: Immediately after the WMI Stock Transfer, WMI converts to a limited liability company under applicable state conversion statutes WMI Reorganization Step B3: Immediately after Step B2, WMI distributes its entire interest in QOF IV (55.71%) to WMI Distribution US Federal Income Tax Considerations The WMI Reorganization is intended to qualify as a Section 368(a)(1)(F) reorganization. The WMI Distribution is intended to be disregarded for US federal income tax purposes. 2 WM Interactive Media Holdings LLC (US) 55.71% AT&T Investment Fund IV, LLC (US) AT&T Columbus Holdings, Inc. (US) 2 WM Max, LLC (US) 3 1% AT&T Inc. (US) Warner Media, LLC (US) Historic TW Inc. (US) Time Warner Global Media Group Inc. (US)

Page 23 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA QOF IV Restructuring AT&T Inc. (US) Transaction Steps Step B4: WMI elects to be classified as a corporation for US federal income tax purposes with an effective date 2 days after the effective date WMI CTB Election US Federal Income Tax Considerations The WMI CTB Election is intended to qualify as a Section 351 exchange. Warner Media, LLC (US) Historic TW Inc. (US) 55.71% AT&T Investment Fund IV, LLC (US) AT&T Columbus Holdings, Inc. (US) WM Max, LLC (US) 1% WM Interactive Media Holdings LLC (US) 4 Time Warner Global Media Group Inc. (US)

Page 24 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA QOF IV Restructuring AT&T Inc. (US) Transaction Steps Step B5: AT&T Corp. sells 100% of the outstanding stock of AT&T of Puerto Rico, Inc. and AT&T of the Virgin Islands, Inc. to AT&T Columbus Holdings in ATB Sale US Federal Income Tax Considerations The ATB Sale is intended to be treated as a taxable Section 1001 exchange. Warner Media, LLC (US) Historic TW Inc. (US) AT&T Columbus Holdings, Inc. (US) 55.71% AT&T Investment Fund IV, LLC (US) WM Max, LLC (US) 1% WM Interactive Media Holdings LLC (US) 5 AT&T of Puerto Rico, Inc. (US) AT&T of the Virgin Islands, Inc. (US) AT&T Corp. (US) Time Warner Global Media Group Inc. (US)

Page 25 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA QOF IV Restructuring Transaction Steps Step B6 (Not Depicted): If necessary, the corporate CNN Interactive common stock with the same rights and privileges as CNN Interactive Low-Vote Common Stock except once issued such stock will possess at least 80% of the total voting power of all CNN Interactive stock (the CNN Interactive High-Vote Common Stock Step B7: AT&T Columbus Holdings contributes 100% of the outstanding stock of WMI to CNN Interactive in exchange for the CNN Interactive High-Vote Common CNN Interactive Contribution Step B8: AT&T Columbus Holdings distributes the CNN Interactive High-Vote Common Stock to Historic TW (the AT&T Columbus Holdings Distribution with the CNN Interactive Contribution, AT&T Columbus Holdings Spin-Off US Federal Income Tax Considerations The AT&T Columbus Holdings Spin-Off is intended to qualify as a reorganization described in Sections 368(a)(1)(D) and 355. AT&T Inc. (US) Warner Media, LLC (US) Historic TW Inc. (US) AT&T Columbus Holdings, Inc. (US) 55.71% AT&T Investment Fund IV, LLC (US) WM Max, LLC (US) 1% WM Interactive Media Holdings LLC (US) AT&T of Puerto Rico, Inc. (US) AT&T of the Virgin Islands, Inc. (US) Cable News Network, Inc. (US) CNN Interactive Group, Inc. (US) 8 80% Voting Power 7 Time Warner Global Media Group Inc. (US)

Page 26 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA QOF IV Restructuring Transaction Steps Step B9: Historic TW contributes the AT&T Promissory Note acquired in the Intercompany Clean- First AT&T Columbus Holdings Contribution Step B10: Historic TW distributes 100% of the outstanding stock of AT&T Columbus Holdings to WM LLC (together with the First AT&T Columbus Historic TW Spin-Off US Federal Income Tax Considerations The Historic TW Spin-Off is intended to qualify as a reorganization described in Sections 368(a)(1)(D) and 355. AT&T Inc. (US) AT&T Columbus Holdings, Inc. (US) CNN Interactive Group, Inc. (US) 9 Warner Media, LLC (US) Historic TW Inc. (US) 80% Voting Power 55.71% AT&T Investment Fund IV, LLC (US) Cable News Network Inc. (US) AT&T of Puerto Rico, Inc. (US) AT&T of the Virgin Islands, Inc. (US) WM Interactive Media Holdings LLC (US) WM Max, LLC (US) 1% Time Warner Global Media Group Inc. (US) 10 Arrow direction indicates flow (i.e., creditor debtor) AT&T Promissory Note

Page 27 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA QOF IV Restructuring Transaction Steps Step B11: WM LLC contributes 100% of the outstanding stock of Time Warner Global Media Group, Inc. to AT&T Columbus Holdings (the Second AT&T Columbus Holdings Contribution Step B12: WM LLC distributes 100% of the outstanding stock of AT&T Columbus Holdings to AT&T (together with the Second AT&T Columbus WM LLC Spin-Off US Federal Income Tax Considerations The WM LLC Spin-Off is intended to qualify as a reorganization described in Sections 368(a)(1)(D) and 355. AT&T Inc. (US) AT&T Columbus Holdings, Inc. (US) CNN Interactive Group, Inc. (US) Warner Media, LLC (US) Historic TW Inc. (US) 80% Voting Power55.71% AT&T Investment Fund IV, LLC (US) Cable News Network Inc. (US) AT&T of Puerto Rico, Inc. (US) AT&T of the Virgin Islands, Inc. (US) WM Interactive Media Holdings LLC (US) Time Warner Global Media Group Inc. (US) WM Max, LLC (US) 1% 12 11

Page 28 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA QOF IV Restructuring Simplified Ending Structure Entity to Remain with AT&T Entity to be Separated with WM Business Legend AT&T Inc. (US) CNN Interactive Group, Inc. (US) Warner Media, LLC (US) Historic TW Inc. (US) 80% Voting Power Cable News Network Inc. (US) WM Interactive Media Holdings LLC (US) WM Max, LLC (US) 1% AT&T Columbus Holdings, Inc. (US) 55.71% AT&T Investment Fund IV, LLC (US) AT&T of Puerto Rico, Inc. (US) AT&T of the Virgin Islands, Inc. (US) Time Warner Global Media Group Inc. (US) Arrow direction indicates flow (i.e., creditor debtor) AT&T Promissory Note

Page 29 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA QOF V and VI Restructuring

Page 30 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA QOF V and VI Restructuring Simplified Beginning Structure QOF V AT&T Inc. (US) Warner Bros. Entertainment Inc. (US) Historic TW Inc. (US) Warner Media, LLC (US) TW Ventures, Inc. (US) Bonanza Productions, Inc. (US) S&K Pictures, Inc. (US) Kiki Tree Pictures Inc. (US) Horizon Scripted Television Inc. (US) Turner Sports, Inc. (US) Peachy Clean Productions, LLC (US) Random Productions, LLC (US) AT&T Investment Fund V, LLC (US) 65.45% 4.24% WB Studio Enterprises, Inc. (US) 0.86%0.37% 3.90%1.64%1.32%0.22%0.95% 0.85% 20.11% Entity to Remain with AT&T Entity to be Separated with WM Business Legend

Page 31 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA QOF V and VI Restructuring Simplified Beginning Structure QOF VI AT&T Inc. (US) AT&T Investment Fund VI, LLC (US) Historic TW Inc. (US) Warner Media, LLC (US) Warner Bros. Entertainment Inc. (US) Warner Communications LLC (US) 0.08% 99.92% Entity to Remain with AT&T Entity to be Separated with WM Business Legend

QOF V and VI Restructuring



AT&T Inc.
(US)
Warner Media, LLC
(US)
Historic TW Inc.
(US)
Turner Sports, Inc.
(US)
Warner
Communications LLC
(US)
Warner Bros.
Entertainment Inc.
(US)
TW Ventures, Inc.
(US)
Home Box
Office, Inc.
(US)
Kiki Tree
Pictures Inc.
(US)
Horizon Scripted
Television Inc.
(US)
S&K Pictures, Inc.
(US)
Peachy Clean
Productions, LLC
(US)
WB Studio
Enterprises, Inc.
(US)
Bonanza
Productions, Inc.
(US)
Random
Productions, LLC
(US)
14
13
AT&T
Investment
Fund VI, LLC (US)
AT&T Investment
Fund V, LLC
(US)

Completed Transaction Steps

- **Step B13:** On February 28, 2022, QOF V redeemed the interests held by the WarnerMedia entities listed below (the "**QOF V Interest Redemptions**") in exchange for cash.

Warner Media QOF V Investors
Warner Bros. Entertainment Inc.
Warner Media, LLC
Bonanza Productions, Inc
S&K Pictures, Inc.
Horizon Scripted Television Inc.
Kiki Tree Pictures Inc.
Random Productions, LLC
Turner Sports, Inc.
Peachy Clean Productions, LLC
WB Studio Enterprises, Inc.

- **Step B14:** On February 28, 2022, QOF VI redeemed the interest held by Warner Bros. Entertainment Inc. (together with the QOF V Interest Redemptions, the "**QOF V and VI Interest Redemptions**") in exchange for cash.

US Federal Income Tax Considerations

- The QOF V and VI Interest Redemptions are expected to be treated as inclusion events under Reg. §1.1400Z2(b)-1(c).

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Page 33 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA QOF V and VI Restructuring Simplified Ending Structure AT&T Inc. (US) Warner Bros. Entertainment Inc. (US) Historic TW Inc. (US) Warner Media, LLC (US) TW Ventures, Inc. (US) Bonanza Productions, Inc. (US) S&K Pictures, Inc. (US) Kiki Tree Pictures Inc. (US) Horizon Scripted Television Inc. (US) Turner Sports, Inc. (US) Peachy Clean Productions, LLC (US) Random Productions, LLC (US) AT&T Investment Fund V, LLC (US) WB Studio Enterprises, Inc. (US) AT&T Investment Fund VI, LLC (US) Entity to Remain with AT&T Entity to be Separated with WM Business Legend

Page 34 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Section C: WMCH Restructuring

Page 35 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA WMCH Restructuring Background WMCH owns the following subsidiaries engaged in the WarnerMedia business: Cast Media Holdings LLC, Warner Media Content Holdings II, LLC and the AT&T Sports Networks entities. MVPD Holdings AT&T Content Holdings WMCH I LLC MVPD Holdings will remain with AT&T post-separation, while AT&T Content Holdings and WMCH I LLC will go with the WarnerMedia business. AT&T MH owns assets that will remain with AT&T post-separation that must be separated.

Page 36 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA WMCH Restructuring Simplified Beginning Structure AT&T Inc. (US) AT&T Media Holdings Inc. (US) AT&T Diversified MVPD Holdings LLC (US) AT&T Content Holdings I, LLC (US) Historic TW Inc. (US) Warner Media Content Holdings I, LLC (US) 0.7% 42.1% 57.2% Warner Media Content Holdings LP (US) AT&T MVPD Group Holdings, LLC (US) Warner Media, LLC (US) The AT&T MVPD Group, LLC (US) AT&T MVPD Holdings LLC (US) Entity to Remain with AT&T Entity to be Separated with WM Business Legend Cast Media Holdings, LLC (US)

Page 37 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA WMCH Restructuring Completed Transaction Steps Step C1: On January 31, 2022, AT&T MH contributed all of its assets and liabilities other than its interests in AT&T Content Holdings I, LLC (consisting of certain minority interests in a number of investments) to AT&T Venture Investments, LLC AT&T VI , a limited liablity company that made an initial entity classification election to be treated as a corporation for US federal tax purposes (the AT&T VI Contribution . US Federal Income Tax Considerations The AT&T VI Contribution is intended to qualify as a Section 351 exchange. AT&T Inc. (US) Warner Media Content Holdings LP (US) AT&T Media Holdings Inc. (US) AT&T Content Holdings I, LLC (US) 42.1% AT&T MVPD Group Holdings, LLC (US) AT&T Venture Investments, LLC (US) 1 Minority Interests Cast Media Holdings, LLC (US)

WMCH Restructuring



AT&T Inc.
(US)
AT&T MVPD Group
Holdings, LLC
(US)
Warner Media, LLC
(US)
4
The AT&T MVPD
Group, LLC
(US)
AT&T Media
Holdings Inc.
(US)
Historic TW Inc.
(US)
AT&T Diversified
MVPD Holdings LLC
(US)
AT&T Venture
Investments, LLC
(US)
AT&T Content
Holdings I, LLC
(US)
Warner Media
Content Holdings I,
LLC
(US)
AT&T MVPD
Holdings LLC
(US)
57.2%
42.1%
0.7%
2
Warner Media
Content Holdings LP
(US)
3
Cast Media
Holdings, LLC
(US)

Completed Transaction Steps

- **Step C2:** On February 17, 2022, WMCH drew down on its revolver with AT&T.
- **Step C3:** On February 17, 2022, WMCH contributed cash to Cast Media Holdings, LLC ("**Cast Media**") (the "**Cast Media Contribution**")
- **Step C4:** On February 17, 2022, Cast Media used the cash received in the Cast Media Contribution to repay its intercompany payable owing to AT&T (the **"Cast Media Receivable Elimination**").

US Federal Income Tax Considerations

- The Cast Media Contribution is intended to qualify as a Section 351 exchange.
- The Cast Media Receivable Elimination is not expected to result in any adverse US federal income tax consequences.

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Page 39 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA WMCH Restructuring Completed Transaction Steps Step C5: On February 28, 2022, AT&T MH distributed 100% of the outstanding stock of AT&T VI MVPD Group Holdings AT&T MH Distribution . Step C6: On February 28, 2022, MVPD Group Holdings distributed 100% of the outstanding stock First MVPD Group Holdings Distribution US Federal Income Tax Considerations The AT&T MH Distribution is intended to be treated as a taxable distribution for US federal income tax purposes. The First MVPD Group Holdings Distribution is intended to be disregarded for US federal income tax purposes. AT&T Inc. (US) Historic TW Inc. (US) Warner Media Content Holdings I, LLC (US) 57.2% Warner Media, LLC (US) AT&T Media Holdings Inc. (US) AT&T MVPD Group Holdings, LLC (US) The AT&T MVPD Group, LLC (US) Warner Media Content Holdings LP (US) AT&T Content Holdings I, LLC (US) 42.1% AT&T Venture Investments, LLC (US) AT&T Diversified MVPD Holdings LLC (US) AT&T MVPD Holdings LLC (US) 0.7% 5 6 Cast Media Holdings, LLC (US)

Page 40 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA WMCH Restructuring Completed Transaction Steps Step C7: On February 28, 2022, WMCH I LLC borrowed from AT&T in an amount equal to the fair WMCH. Step C8: On February 28, 2022, MVPD Holdings transferred its 57.02% interest in WMCH to WMCH I, LLC in exchange for cash consideration equal to the fair market value of the 57.02% interest in WMCH WMCH 57.2% Interest Transfer US Federal Income Tax Considerations The WMCH 57.2% Interest Transfer is intended to be treated as a taxable Section 1001 exchange. AT&T Inc. (US) Historic TW Inc. (US) Warner Media Content Holdings I, LLC (US) Warner Media, LLC (US) AT&T Media Holdings Inc. (US) AT&T MVPD Group Holdings, LLC (US) The AT&T MVPD Group, LLC (US) Warner Media Content Holdings LP (US) AT&T Content Holdings I, LLC (US) 57.2% AT&T Diversified MVPD Holdings LLC (US) AT&T MVPD Holdings LLC (US) 42.1% 0.7% 7 8 Cast Media Holdings, LLC (US)

Page 41 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA WMCH Restructuring Completed Transaction Steps Step C9: On February 28, 2022, MVPD Group Holdings distributed 100% of the outstanding stock Second MVPD Group Holdings Distribution . US Federal Income Tax Considerations The Second MVPD Group Holdings Distribution is intended to be disregarded for US federal income tax purposes. AT&T Inc. (US) Historic TW Inc. (US) Warner Media Content Holdings I, LLC (US) 57.9% Warner Media, LLC (US) AT&T Media Holdings Inc. (US) AT&T MVPD Group Holdings, LLC (US) Warner Media Content Holdings LP (US) AT&T Content Holdings I, LLC (US) 42.1% 9 Cast Media Holdings, LLC (US)

Page 42 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA WMCH Restructuring Completed Transaction Steps Step C10: On March 1, 2022, AT&T Content Step C11: On March 1, 2022, AT&T MH changed its US Federal Income Tax Considerations None. AT&T Inc. (US) Historic TW Inc. (US) Warner Media Content Holdings I, LLC (US) 57.9% Warner Media, LLC (US) Warner Media Digital Holdings Inc. (US) Warner Media Content Holdings LP (US) Warner Media Content Holdings III, LLC (US) 42.1% 11 10 Cast Media Holdings, LLC (US)

Page 43 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA WMCH Restructuring Simplified Ending Structure Entity to Remain with AT&T Entity to be Separated with WM Business Legend AT&T Inc. (US) Historic TW Inc. (US) Warner Media Content Holdings I, LLC (US) 57.9% Warner Media, LLC (US) Warner Media Digital Holdings Inc. (US) AT&T MVPD Group Holdings, LLC (US) The AT&T MVPD Group, LLC (US) Warner Media Content Holdings LP (US) Warner Media Content Holdings III, LLC (US) 42.1% AT&T Venture Investments, LLC (US) AT&T Diversified MVPD Holdings LLC (US) AT&T MVPD Holdings LLC (US) Cast Media Holdings, LLC (US)

Page 44 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Section D: Aircraft Restructuring

Page 45 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Aircraft Restructuring Simplified Beginning Structure Entity to Remain with AT&T Entity to be Separated with WM Business Legend AT&T Inc. (US) AT&T Corp. (US) AT&T Management Services LLC (US) SBC Aviation Holdings, Inc. (US) 82.86%17.14% FALCON 900EX-304, LLC (US) FALCON 7X-75, LLC (US)

Aircraft Restructuring



AT&T Inc.
(US)
AT&T Corp.
(US)
3
Merger
AT&T Management
Services LLC
(US)
AT&T MSI
NewCo, Inc.
(US)
1
17.14%
82.86%
3
SBC Aviation
Holdings, Inc.
(US)
FALCON
900EX-304, LLC
(US)
FALCON
7X-75, LLC
(US)

Completed Transaction Steps

- **Step D1:** On January 27, 2022, AT&T formed AT&T MSI NewCo, Inc. ("**MSI NewCo**").
- **Step D2 (Not Depicted):** On January 27, 2022, shareholder resolutions for SBC Aviation Holdings, Inc. ("**SBC AH**") authorizing and approving the SBC AH Merger and AT&T Corp. Redemption (defined below) were adopted.
- **Step D3:** On January 29, 2022, SBC AH merged with and into AT&T Management Services, LLC ("**AT&T MS**"), with SBC AH ceasing to exist and AT&T MS as the surviving legal entity (the "**SBC AH Merger**"). Pursuant to the SBC AH Merger, SBC AH distributed cash to AT&T Corp. in redemption of AT&T Corp.'s 17.14% interest in SBC AH (the "**AT&T Corp. Redemption**").

US Federal Income Tax Considerations

- The SBC AH Merger, together with the AT&T Corp. Redemption, is intended to qualify as a Section 332 liquidation.

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Page 47 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Aircraft Restructuring Completed Transaction Steps Step D4: On January 29, 2022, AT&T MS merged with and into MSI NewCo, with AT&T MS ceasing to exist and MSI NewCo as the surviving legal AT&T MS Merger US Federal Income Tax Considerations The AT&T MS Merger is intended to qualify as a Section 368(a)(1)(F) reorganization. AT&T Inc. (US) AT&T Management Services LLC (US) AT&T MSI NewCo, Inc. (US) 4 FALCON 900EX-304, LLC (US) FALCON 7X-75, LLC (US) Merger

Page 48 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Aircraft Restructuring Completed Transaction Steps Step D5: On January 29, 2022, MSI NewCo converted to a limited liability company under MSI NewCo Conversion AT&T MS LLC Step D6: Within 75 days of January 29, 2022, AT&T MS LLC will make an initial entity classification election to be treated as a corporation for US federal tax purposes, with an effective date Initial AT&T MS LLC CTB Election Step D7: On January 31, 2022, AT&T MS LLC distributed all of the outstanding equity interests in FALCON 900EX-304, LLC and FALCON 7X-75, Aircraft Distribution Step D8: Within 75 days of January 31, 2022, AT&T MS LLC will elect to be disregarded as an entity separate from AT&T for US federal tax purposes, with an effective date of January 31, AT&T MS LLC CTB Election US Federal Income Tax Considerations The MSI NewCo Conversion, together with the Initial AT&T MS LLC CTB Election, is intended to qualify as a Section 368(a)(1)(F) reorganization. The AT&T MS LLC CTB Election is intended to qualify as a Section 332 liquidation, and the Aircraft Distribution is intended to be disregarded for US federal income tax purposes. AT&T Inc. (US) AT&T Management Services LLC (US) 87 FALCON 900EX-304, LLC (US) FALCON 7X-75, LLC (US) 5 6

Page 49 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Aircraft Restructuring Completed Transaction Steps Step D9: On January 31, 2022, AT&T contributed all of the outstanding equity interests in FALCON 900EX-304, LLC and FALCON 7X-75, LLC to WM Aircraft Contribution US Federal Income Tax Considerations The Aircraft Contribution is intended to qualify as a Section 351 exchange. AT&T Inc. (US) AT&T Management Services LLC (US) FALCON 900EX-304, LLC (US) FALCON 7X-75, LLC (US) Warner Media, LLC (US) 9

Page 50 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Aircraft Restructuring Simplified Ending Structure Entity to Remain with AT&T Entity to be Separated with WM Business Legend AT&T Inc. (US) AT&T Corp. (US) FALCON 7X-75, LLC (US) FALCON 900EX-304, LLC (US) AT&T Management Services LLC (US) Warner Media, LLC (US)

Page 51 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Section E: Internal Distributions

Page 52 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Internal Distributions Simplified Beginning Structure AT&T Inc. (US) Turner Entertainment Networks, Inc. (US) Cable News Network, Inc. (US) Warner Media, LLC (US) Historic TW Inc. (US) Entity to Remain with AT&T Entity to be Separated with WM Business Legend CTV Holdings III Inc. (US) Home Box Office, Inc. (US) Warner Communications LLC (US) TEN Network Holding, Inc. (US) Cartoon Network Studios, Inc. (US) Turner Network Television, Inc. (US) Courtroom Television Network LLC (US) Arrow direction indicates flow (i.e., creditor debtor) Intercompany Balances

Internal Distributions



AT&T Inc. (US)
Warner Media, LLC (US)
Historic TW Inc. (US)
Cable News Network, Inc. (US)
Warner Communications LLC (US)
Home Box Office, Inc. (US)
1
2
3

Transaction Steps

- **Step E1:** HBO distributes a portion of its intercompany receivable owing from Warner Communications LLC to Warner Communications LLC (the "**HBO Distribution**").
- **Step E2:** Warner Communications LLC distributes a portion of its intercompany receivable owing from Historic TW to Historic TW (the "**Warner Communications LLC Distribution**").
- **Step E3:** Cable News Network, Inc. ("**CNN**") distributes a portion of its intercompany receivable owning from Historic TW to Historic TW (the "**CNN Distribution**").

US Federal Income Tax Considerations

- The HBO and CNN Distributions are intended to be treated as intercompany distributions of the distributed receivables under Reg. § 1.1502-13(f).
- Provided the intercompany receivables have a basis equal to their face amount and fair market value, the distributions are not expected to result in any adverse US federal income tax consequences.
- The Warner Communications LLC Distribution is intended to be disregarded for US federal income tax purposes.

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Internal Distributions



AT&T Inc.
(US)
Warner Media, LLC
(US)
Historic TW Inc.
(US)
9
Turner Entertainment
Networks, Inc.
(US)
6
8
CTV Holdings
III Inc.
(US)
5
TEN Network
Holding, Inc.
(US)
4
7
Courtroom Television
Network LLC
(US)
Turner Network
Television, Inc.
(US)
Cartoon Network
Studios, Inc.
(US)

Transaction Steps

- **Step E4:** Cartoon Network Studios, Inc. ("**CNS**") distributes a portion of its intercompany receivable owing from Historic TW to TEN Network Holding, Inc. ("**TEN Network Holding**") (the "**CNS Distribution**").
- **Step E5:** Turner Network Television, Inc. ("**TNT**") distributes a portion of its intercompany receivable owing from Historic TW to TEN Network Holding (the "**TNT Distribution**").
- **Step E6:** TEN Network Holding distributes the receivables owing from Historic TW received in the CNS and TNT Distributions to Turner Entertainment Networks, Inc. ("**TEN**") (the "**TEN Network Holding Distribution**").
- **Step E7:** Courtroom Television Network LLC ("**CTN**") distributes a portion of its intercompany receivable owning from Historic TW to CTV Holdings III Inc. ("**CTV Holdings III**") (the "**CTN Distribution**").
- **Step E8:** CTV Holdings III distributes the receivable owing from Historic TW received in the CTN Distribution to TEN (the "**CTV Holdings II Distribution**").
- **Step E9:** TEN distributes the intercompany receivables owing from Historic TW received in the TEN Network Holding and CTV Holdings II Distributions to Historic TW (the "**TEN Distribution**").

US Federal Income Tax Considerations

- The distributions described above are intended to be treated as intercompany distributions of the distributed receivables under Reg. § 1.1502-13(f).
- Provided the intercompany receivables have a basis equal to their face amount and fair market value, the distributions are not expected to result in any adverse US federal income tax consequences.

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Internal Distributions



AT&T Inc.
(US)
WM LLC Promissory Note
Warner Media, LLC
(US)
Historic TW Inc.
(US)
11
10

Arrow direction indicates flow
(i.e., creditor- - -►debtor)

Transaction Steps

- **Step E10:** Historic TW distributes a portion of its intercompany receivable owing from WM LLC to WM LLC (the "**Historic TW Distribution**").
- **Step E11:** WM LLC distributes a $15 billion note payable owing from WM LLC (the "**WM LLC Promissory Note**") to AT&T (the "**WM LLC Promissory Note Distribution**").

US Federal Income Tax Considerations

- The Historic TW Distribution is intended to be treated as an intercompany distribution of the receivable owing from WM LLC to Historic TW under Reg. § 1.1502-13(f).
- Provided the intercompany receivable owing from WM LLC has a basis equal to its face amount and fair market value, the Historic TW Distribution is not expected to result in any adverse US federal income tax consequences.
- The WM LLC Promissory Note Distribution is intended to be treated as an intercompany distribution of the WM LLC Promissory Note under Reg. § 1.1502-13(f), and AT&T should have a basis in the WM LLC Promissory Note equal to its fair market value under Section 301(d).

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Page 56 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Internal Distributions Simplified Ending Structure AT&T Inc. (US) Warner Media, LLC (US) Historic TW Inc. (US) Entity to Remain with AT&T Entity to be Separated with WM Business Legend Arrow direction indicates flow (i.e., creditor debtor) WM LLC Promissory Note Turner Entertainment Networks, Inc. (US) Cable News Network, Inc. (US) CTV Holdings III Inc. (US) Home Box Office, Inc. (US) Warner Communications LLC (US) TEN Network Holding, Inc. (US) Cartoon Network Studios, Inc. (US) Turner Network Television, Inc. (US) Courtroom Television Network LLC (US)

Page 57 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Post-Internal Separation Ending Structure

Post-Internal Separation Ending Structure

Relevant Entities Only

Legend

Entity to Remain with AT&T

Entity to be Separated with WM Business



Shareholders
AT&T Inc.
WM LLC Promissory Note
WM Max Holdings, LLC
NQPS + Common ≥ 80% Vote
Warner Media, LLC
Warner Media Digital Holdings Inc.
Historic TW Inc.
FALCON 900EX-304, LLC
FALCON 7X-75, LLC
Warner Media Content Holdings III, LLC
Warner Communications LLC
Turner Broadcasting System, Inc.
Cable News Network, Inc.
Warner Media Content Holdings I, LLC
WM Columbus Holdings, Inc.
CNN Interactive Group, Inc.
≥ 80% Vote
57.9%
42.1%
Warner Media Content Holdings LP
WM Max Holdings II, LLC
Home Box Office, Inc.
WM Interactive Media Holdings LLC
25%
49%
25%
1%
WM Max LLC

Arrow direction indicates flow
(i.e., creditor- - -►debtor)

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Page 59 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA External Separation

External Separation



Shareholders
WM LLC Promissory Note
AT&T Inc. (US)
NQPS + Common ≥ 80% Vote
2
1
Warner Media, LLC (US)
Warner Media Digital Holdings Inc. (US)
WM Max Holdings, LLC (US)
Magallanes, Inc. (US)
WM Columbus Holdings, Inc. (US)

Arrow direction indicates flow
(i.e., creditor- - -►debtor)

Transaction Steps

- **Step 1:** AT&T contributes (i) 100% of the outstanding stock of WM LLC, WM Max Holdings, LLC and Warner Media Digital Holdings, Inc., (ii) the WM Columbus Holdings High-Vote Common Stock and NQPS, (iii) the WM LLC Promissory Note and (iv) existing intercompany demand notes owing from various WarnerMedia subsidiaries to newly formed Magallanes, Inc. (i.e., SpinCo) in exchange for (i) shares of SpinCo stock, (ii) cash proceeds from external borrowing and (iii) SpinCo securities (the "**SpinCo Contribution**").
- **Step 2:** AT&T distributes all of the outstanding stock of SpinCo to its shareholders (together with the SpinCo Contribution, the "**External Separation**").

US Federal Income Tax Considerations

- The External Separation is intended to qualify as a reorganization described in Sections 368(a)(1)(D) and 355.

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Page 61 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Post-External Separation Ending Structure

Post-External Separation Ending Structure

Relevant Entities Only



Legend
Entity to Remain with AT&T
Entity to be Separated with WM Business
Shareholders
WM LLC Promissory Note
Magallanes, Inc. (US)
WM Max Holdings, LLC
NQPS + Common ≥ 80% Vote
Warner Media, LLC
Warner Media Digital Holdings Inc.
Historic TW Inc.
FALCON 900EX-304, LLC
FALCON 7X-75, LLC
Warner Media Content Holdings III, LLC
Warner Communications LLC
Turner Broadcasting System, Inc.
Cable News Network, Inc.
Warner Media Content Holdings I, LLC
42.1%
WM Columbus Holdings
CNN Interactive Group, Inc.
≥ 80% Vote
57.9%
Warner Media Content Holdings LP
WM Max Holdings II, LLC
Home Box Office, Inc.
WM Interactive Media Holdings LLC
25%
WM Max LLC
49%
25%
1%

Arrow direction indicates flow
(i.e., creditor- - -►debtor)

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Page 1 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Mexico Separation

Page 2 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Mexico Separation Background WM Mexico Subs Due to Mexican regulatory constraints, the legal ownership/operations the WM Mexico Subs must be retained, directly or indirectly, by AT&T for a period of time following the external spin-off. The steps below are designed to move the equity interests in the WM Mexico Subs out from under WM LLC. Entity Name Owner(s) Subsidiaries Warner Home Video Mexico, S.A. de C.V. Warner Bros. Entertainment Inc. (US) (99.998%); Warner Bros. Home Entertainment Inc. (US) (0.002%) None Warner Home Video Service Company S.A de C.V. Warner Bros. Entertainment Inc. (US) (99.998%); Warner Bros. Home Entertainment Inc. (US) (0.002%) None Turner International Mexico S.A. de C.V. Turner International Latin America, Inc. (US) (99.97%); Turner International Holding LLC (US) (0.03%) 9.48% of Imagen Satelital S.A. (Argentina) HBO Ole Marketing Services, S. de R.L. de C.V. HBO Ole International Sales Company, LTD. (BVI) (99.97%); LA International Ltd. (BVI) (0.03%) None Mexico Channels Advertising Services S.de R.L. de C.V. HBO Ole Distribution LLC (US) (99%) Mexico Advertising LLC (US) (1%) None

Page 3 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Mexico Separation In connection with the Mexico Separation steps, a newly formed subsidiary of AT&T (referred to as WM Mexico HoldCo LLC) may enter into one or more agreements with WarnerMedia entities possessing Mexican IP to effect a transfer of such IP to WM Mexico HoldCo LLC. WM Mexico HoldCo LLC is also expected to enter into a Distribution Agreement with WarnerMedia Direct Latin America LLC. Once Mexican regulatory approval is received, WM Mexico HoldCo LLC (the indirect owner of the Mexico Subs and direct owner of certain Mexico assets) will be transferred by AT&T to Magallanes, Inc. in exchange for nominal consideration. For US federal income tax purposes, it is expected that the subsequent transfer will relate back to and be treated as having occurred pursuant to the external spin-off. Consideration to be given to the nature of any interim agreements between WBD and WM Mexico HoldCo LLC for the operation of the WarnerMedia Mexico operations.

Page 4 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Legend A corporation for US federal income tax purposes A partnership for US federal income tax purposes An entity that is disregarded for US federal income tax purposes A partnership for US federal income tax purposes and a corporation for foreign tax purposes A branch, rep office, asset, individual or trust Dashed arrows indicate cash contributions, distributions, loans, and interest flows, as appropriate, and bold arrows indicate non-cash asset transfers. Arrow direction indicates flow (i.e., creditor debtor) Newly formed LLCs, corporations, or partnerships Indirect ownership

Mexico Separation

Simplified Beginning Structure



Legend
Entity to Remain with AT&T
Entity to be Separated with WM Business
AT&T Inc. (US)
Warner Media, LLC (US)
Historic TW Inc. (US)
Cable News Network, Inc. (US)
Turner International Latin America, Inc. (US)
HBO Ole Distribution LLC (US)
HBO Ole Partners (US)
Warner Bros. Entertainment Inc. (US)
Cable News International, Inc. (US)
Turner International Holding LLC (US)
85.5%
Mexico Advertising LLC (US)
99%
LA International Ltd. (BVI)
HBO OLE Distribution I, A.V.V. (Aruba)
Warner Bros. Home Entertainment Inc. (US)
0.03%
99.97%
1%
99.998%
0.002%
0.002%
99.998%
Mexico Bureau of Cable News International (MX)
Turner International Mexico S.A. de C.V. (MX)
Mexico Channels Advertising Services S.de R.L. de C.V. (MX)
HBO Ole International Sales Company, Ltd. (BVI)
Warner Home Video Mexico S.A de C.V. (MX)
Warner Home Video Service Company S.A de C.V. (MX)
9.5%
0.033%
99.967%
Imagen Satelital S.A. (AG)
5%
HBO Ole Marketing Services, S. de R.L. de C.V. (MX)
HBO Ole International Marketing Ltd. (BVI)
HBO Ole International Marketing Ltd. Sucursal Argentina

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Page 6 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA WHV Mexico and WHVSC Transfers

WHV Mexico and WHVSC Transfers



AT&T Inc.
(US)
Warner Media, LLC
(US)
WM Mexico
HoldCo LLC
(US)
1
Warner Bros.
Entertainment Inc.
(US)
2
WB Mexico
Holdco I, LLC
(US)
Warner Bros. Home
Entertainment Inc.
(US)
3
WB Mexico
Holdco II, LLC
(US)

Transaction Steps

- **Step F1:** On February 17, 2022, AT&T formed WM Mexico HoldCo LLC ("**Mexico HoldCo**"), a limited liability company that will make an initial entity classification election to be classified as a corporation for US federal tax purposes.
- **Step F2:** On March 8, 2022, Warner Bros. Entertainment Inc. ("**WBEI**") formed WB Mexico Holdco I, LLC ("**WB Mexico Holdco I**"), a limited liability company that is disregarded as an entity separate from WBEI for US federal tax purposes.
- **Step F3:** On March 8, 2022, Warner Bros. Home Entertainment Inc. ("**WBHE**") formed WB Mexico Holdco II, LLC ("**WB Mexico Holdco II**"), a limited liability company that is disregarded as an entity separate from WB Home Entertainment for US federal tax purposes.

US Federal Income Tax Considerations

- None.

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WHV Mexico and WHVSC Transfers



AT&T Inc.
(US)
Warner Media, LLC
(US)
Warner Bros.
Entertainment Inc.
(US)
6.1
7
99.998%
WB Mexico
Holdco I, LLC
(US)
5
Warner Bros. Home
Entertainment Inc.
(US)
8
6.2
0.002%
Warner Home Video
Mexico S.A de C.V.
(MX)
WB Mexico
Holdco II, LLC
(US)

Transaction Steps

- **Step F4 (Not Depicted):** At least one day before Step F5, WBEI and WB Mexico Holdco I enter into a binding written agreement to undertake Steps F5, F6.1, F6.2 and F7 (the "**WB Binding Agreement**").
- **Step F5:** Warner Home Video Mexico S.A de C.V. ("**WHV Mexico**") redeems all except one share of WBEI's shares in WHV Mexico in exchange for cash equal to ~99.9% of the stated capital of WHV Mexico (the "**WHV Mexico Redemption**").
- **Step F6.1:** At least one day after Step F5, WBEI contributes the cash received in the WHV Mexico Redemption to WB Mexico Holdco I (the "**First WB Mexico Holdco I Contribution**").
- **Step F6.2:** On the same day as Step 6.1, but after Step 6.1, WB Mexico Holdco I contributes the cash received in the First WB Mexico Holdco I Contribution to WHV Mexico in exchange for newly issued shares of WHV Mexico (the "**WHV Mexico Contribution**").
- **Step F7:** At least one day after Step 6.2, WBEI contributes its remaining shares of WHV Mexico stock to WB Mexico Holdco I (the "**Second WB Mexico Holdco I Contribution**").
- **Step F8:** On the same day as Step 7, but after Step 7, WBHE contributes its 0.002% interest in WHV Mexico to WB Mexico Holdco II.

US Federal Income Tax Considerations

- Together, the WHV Mexico Redemption, First WB Mexico Holdco I Contribution, WHV Mexico Contribution and Second WB Mexico Holdco I Contribution are intended to be disregarded or treated as a Section 368(a)(1)(E) recapitalization for US federal income tax purposes.

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Page 9 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA WHV Mexico and WHVSC Transfers Transaction Steps Step F9: On the same day as Step 7, but after Step 7, WBEI contributes its 99.998% interest in Warner Home Video Service WHVSC Third WB Mexico Holdco I Contribution Step F10: On the same day as Step 8, but after Step 8, WBHE contributes its 0.002% interest in WHVSC to WB Mexico Holdco II. US Federal Income Tax Considerations The Third WB Mexico Holdco I Contribution is intended to be disregarded for US federal income tax purposes. AT&T Inc. (US) Warner Media, LLC (US) Warner Bros. Entertainment Inc. (US) Warner Bros. Home Entertainment Inc. (US) Warner Home Video Mexico S.A de C.V. (MX) 0.002% WB Mexico Holdco II, LLC (US) WB Mexico Holdco I, LLC (US) 99.998% 9 Warner Home Video Service Company S.A de C.V. (MX) 0.002% 99.998% 10

Page 10 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA WHV Mexico and WHVSC Transfers Transaction Steps Step F11: On the same day as Step 9, but after Step 9, WBEI transfers all of the outstanding equity interests in WB Mexico Holdco I to Mexico HoldCo in exchange for cash equal to the fair market value WB Mexico Holdco I Transfer Step F12: On the same day as Step 10, but after Step 10, WBHE transfers all of the outstanding equity interests in WB Mexico Holdco II to Mexico HoldCo in exchange for cash equal to the fair market value Transfer WHV Mexico and WHVSC Transfer US Federal Income Tax Considerations The WHV Mexico and WHVSC Transfer is expected to be treated as a taxable Section 1001 exchange. AT&T Inc. (US) Warner Media, LLC (US) Warner Bros. Entertainment Inc. (US) Warner Bros. Home Entertainment Inc. (US) Warner Home Video Mexico S.A de C.V. (MX) 0.002% WB Mexico Holdco II, LLC (US) WB Mexico Holdco I, LLC (US) WM Mexico HoldCo LLC (US) 99.998% 12 Warner Home Video Service Company S.A de C.V. (MX) 0.002% 99.998% 11

Page 11 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Turner Mexico Transfer

Turner Mexico Transfer



AT&T Inc.
(US)
Warner Media, LLC
(US)
Historic TW Inc.
(US)
Turner International
Latin America, Inc.
(US)
16.1
17
Turner International
Holding LLC (US)
99.97%
15
Turner Mexico
Holdco, LLC
(US)
13
0.03%
16.2
Turner International
Mexico S.A. de C.V.
(MX)

Transaction Steps

- **Step F13:** On March 8, 2022, Turner International Latin America, Inc. ("**TILA**") formed Turner Mexico Holdco, LLC ("**Turner Mexico Holdco**"), a limited liability company that is disregarded as an entity separate from TILA for US federal tax purposes.
- **Step F14 (Not Depicted):** At least one day before Step F15, TILA and Turner Mexico Holdco enter into a binding agreement to undertake Steps F15, F16.1, F16.2 and F17 (the "**Turner Binding Agreement**").
- **Step F15:** Turner International Mexico S.A. de C.V. ("**Turner Mexico**") redeems all except one share of TILA's shares in Turner Mexico in exchange for cash equal to approximately 99% of the stated capital of Turner Mexico (the "**Turner Mexico Redemption**").
- **Step F16.1:** At least one day after Step F15, TILA contributes the cash received in the Turner Mexico Redemption to Turner Mexico Holdco (the "**First Turner Mexico Holdco Contribution**").
- **Step F16.2:** On the same day as Step 16.1, but after Step 16.1, Turner Mexico Holdco contributes the cash received in the First Turner Mexico Holdco Contribution to Turner Mexico in exchange for newly issued shares of Turner Mexico stock (the "**Turner Mexico Contribution**").
- **Step F17:** At least one day after Step 16.2, TILA contributes its remaining shares of Turner Mexico stock to Turner Mexico Holdco (the "**Second Turner Mexico Holdco Shares Contribution**").

US Federal Income Tax Considerations

- Together, the Turner Mexico Redemption, First Turner Mexico Holdco Contribution, Turner Mexico Contribution and Second Turner Mexico Holdco Contribution are intended to be disregarded or treated as a Section 368(a)(1)(E) recapitalization for US federal income tax purposes.

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Page 13 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Turner Mexico Transfer Transaction Steps Step F18: On the same day as Step 17, but after Step F17, TILA transfers all of the outstanding equity interests in Turner Mexico Holdco Turner International to Mexico HoldCo in exchange for cash equal to the fair market value of Turner Mexico Holdco and Turner International Holding, LLC (the Turner Mexico Transfer US Federal Income Tax Considerations The Turner Mexico Transfer is expected to be treated as a taxable Section 1001 exchange. AT&T Inc. (US) Warner Media, LLC (US) Historic TW Inc. (US) Turner International Latin America, Inc. (US) Turner International Holding LLC (US) Turner International Mexico S.A. de C.V. (MX) 99.97%0.03% Turner Mexico Holdco, LLC (US) WM Mexico HoldCo LLC (US) 18

Page 14 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Mexico Asset Transfer Transaction Steps Step F19: Mexico Bureau of Cable News International transfers any physical assets located in Mexico to Turner Mexico in exchange for cash equal to the book fair market value of the assets Mexico Asset Transfer US Federal Income Tax Considerations The Mexico Asset Transfer is expected to be treated as a taxable Section 1001 exchange to the extent of the consideration received in the exchange. To the extent the fair market value of the assets transferred in the Mexico Asset Transfer exceed the consideration received in exchange therefore, a pro rata portion of each asset transferred is expected to be deemed distributed up the chain of ownership by CNN to AT&T, followed by a deemed contribution by AT&T to Turner Mexico. AT&T Inc. (US) Warner Media, LLC (US) Historic TW Inc. (US) Cable News Network, Inc. (US) Cable News International, Inc. (US) Mexico Bureau of Cable News International (MX) WM Mexico HoldCo LLC (US) Turner International Holding LLC (US) Turner International Mexico S.A. de C.V. (MX) 99.97%0.03% Turner Mexico Holdco, LLC (US) 19

Page 15 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Mexico Channels and HBO Ole Marketing Services Transfer

Mexico Channels and HBO Ole Marketing Services Transfer



AT&T Inc.
(US)
Warner Media, LLC
(US)
Historic TW Inc.
(US)
HBO Ole
Partners (US)
22
LA International Ltd.
(BVI)
HBO OLE
Distribution I, A.V.V.
(Aruba)
20
HBO Mexico
Holdco, LLC
(US)
21
0.033%
HBO Ole
International
Sales Company, Ltd.
(BVI)
99.967%
HBO Ole
Marketing Services,
S de R.L. de C.V. (MX)
HBO Ole International
Marketing Ltd.
(BVI)
HBO Ole International
Marketing Ltd.
Sucursal Argentina

Transaction Steps

- **Step F20:** HBO Ole International Sales Company, Ltd. ("**HBO BVI**") distributes HBO Ole International Marketing Ltd. and any other assets to be separated with the WarnerMedia business to HBO Ole Distribution I, A.V.V ("**HBO Aruba**") (the "**HBO BVI Distribution**").
- **Step F21:** LA International Ltd. ("**LA International**") forms HBO Mexico Holdco, LLC **("HBO Mexico Holdco"),** a limited liability company that is disregarded as an entity separate from LA International for US federal tax purposes.
- **Step F22:** LA International contributes its 0.033% interest in HBO Ole Marketing Services S. de R.L. de C.V. ("**HBO Ole Marketing Services**") to HBO Mexico Holdco (the "**HBO Mexico Holdco Contribution**").

US Federal Income Tax Considerations

- The HBO BVI Distribution is expected to be a Section 301 distribution or Section 355 distribution (only with respect to the shares of HBO Ole International Marketing Ltd.).
- The HBO Mexico Holdco Contribution is expected to be disregarded for US federal income tax purposes.

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Mexico Channels and HBO Ole Marketing Services Transfer



AT&T Inc. (US)
Warner Media, LLC (US)
Historic TW Inc. (US)
HBO Ole Distribution LLC (US)
HBO Ole Partners (US)
24
23
Mexico Advertising LLC (US)
LA International Ltd. (BVI)
HBO OLE Distribution I, A.V.V. (Aruba)
1%
99%
Mexico Channels Advertising Services S.de R.L. de C.V. (MX)
HBO Mexico Holdco, LLC (US)
HBO Ole International Sales Company, Ltd. (BVI)
0.033%
99.967%
HBO Ole Marketing Services, S. de R.L. de C.V. (MX)

Transaction Steps

- **Step F23:** Mexico Advertising LLC transfers its 1% equity interest in Mexico Channels Advertising Services S.de R.L. de C.V. ("**Mexico Channels**") to HBO Mexico Holdco for cash equal to the fair market value of its 1% interest equity in Mexico Channels (the "**Mexico Channels Nominal Interest Transfer**").
- **Step F24:** HBO Ole Distribution LLC transfers its 99% equity interest in Mexico Channels to HBO BVI for cash equal to the fair market value of its 99% equity interest in Mexico Channels (together with the Mexico Channels Nominal Interest Transfer, the "**Mexico Channels Interest Transfer**").

US Federal Income Tax Considerations

- The Mexico Channels Interest Transfer is expected to be treated as a taxable Section 1001 exchange.

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Mexico Channels and HBO Ole Marketing Services Transfer



AT&T Inc.
(US)
Warner Media, LLC
(US)
WM Mexico
HoldCo LLC
(US)
Historic TW Inc.
(US)
26
25
HBO Ole
Partners (US)
LA International Ltd.
(BVI)
HBO OLE
Distribution I, A.V.V.
(Aruba)
HBO Mexico
Holdco, LLC
(US)
HBO Ole
International
Sales Company, Ltd.
(BVI)
0.033%
99.967%
HBO Ole
Marketing Services,
S. de R.L. de C.V. (MX)
1%
Mexico Channels
Advertising Services
S.de R.L. de C.V.
(MX)
99%

Transaction Steps

- **Step F25:** HBO Aruba transfers all of the outstanding shares in HBO BVI to Mexico HoldCo for in exchange for cash equal to the fair market value HBO BVI (the "**HBO BVI Transfer**").
- **Step F26:** LA International Ltd. Transfers of the outstanding equity interests in HBO Mexico Holdco to Mexico HoldCo in exchange for cash equal to the fair market value of HBO Mexico Holdco (together with the HBO BVI Transfer, the "**Mexico Channels and HBO Ole Marketing Services Transfer**").

US Federal Income Tax Considerations

- The Mexico Channels and HBO Ole Marketing Services Transfer is expected to be treated as a taxable Section 1001 exchange.

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Page 19 FOR USE IN DISCOVERY-WARNERMEDIA INTEGRATION PLANNING ONLY WARNERMEDIA CONFIDENTIAL INFORMATION PROVIDED UNDER THE NDA Mexico Separation Simplified Ending Structure Warner Media, LLC (US) Historic TW Inc. (US) WM Mexico HoldCo LLC (US) Turner International Holding LLC (US) Turner International Mexico S.A. de C.V. (MX) 99.97%0.03% Turner Mexico Holdco, LLC (US) Warner Home Video Mexico S.A de C.V. (MX) 0.002% WB Mexico Holdco II, LLC (US) WB Mexico Holdco I, LLC (US) 99.998% Warner Home Video Service Company S.A de C.V. (MX) 99.998% Mexico Channels Advertising Services S.de R.L. de C.V. (MX) 99%1% HBO Ole International Sales Company, Ltd. (BVI) HBO Ole Marketing Services, S. de R.L. de C.V. (MX) HBO Mexico Holdco, LLC (US) 0.033% 99.967% 0.002% AT&T Inc. (US) Entity to Remain with AT&T Entity to be Separated with WM Business Legend Imagen Satelital S.A.* (AG) 9.5% *The remaining 90.5% interest in Imagen Satelital S.A. will be retained by the existing shareholders.